UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 21, 2015

Date of Report (date of earliest event reported)

ASCENA RETAIL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-11736	30-0641353
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

933 MacArthur Boulevard

Mahwah, New Jersey 07430

(Address of principal executive offices, including zip code)

(551) 777-6700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On August 21, 2015, Ascena Retail Group, Inc., a Delaware corporation (“Ascena”), completed its acquisition of ANN INC., a Delaware corporation (“ANN”), pursuant to the Agreement and Plan of Merger dated as of May 17, 2015 (the “Merger Agreement”), among Ascena, ANN and Avian Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Ascena (“Merger Sub”), pursuant to which Merger Sub was merged with and into ANN, with ANN surviving the merger as a wholly owned subsidiary of Ascena (the “Merger”). The Merger was approved by ANN’s stockholders at a special meeting of ANN stockholders held on August 19, 2015. The Merger became effective upon the filing of a Certificate of Merger with the Secretary of State of the State of Delaware on August 21, 2015 (the “Effective Time”).

At the Effective Time, each outstanding share of common stock, par value $0.0068 per share (“ANN Common Stock”), of ANN (other than shares held by Ascena, Merger Sub and ANN and shares with respect to which appraisal rights have been properly demanded in accordance with the Delaware General Corporation Law) was converted into the right to receive (i) $37.34 in cash and (ii) 0.68 of a share of Ascena common stock, par value $0.01 per share (“Ascena Common Stock”) ((i) and (ii) together, the “Merger Consideration”), with cash payable in lieu of fractional shares of Ascena Common Stock.

In addition, all unvested ANN equity awards vested at the Effective Time. Each ANN equity award was converted into the right to receive the Merger Consideration with respect to the number of shares of ANN Common Stock underlying the award and, in the case of options, with respect to the number of net shares of ANN Common Stock underlying the award, after taking the option exercise price into account.

The description of the Merger Agreement contained in this Current Report on Form 8-K (including the description of the Merger Consideration) is qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Ascena on May 18, 2015.

Item 8.01	Other Events.

On August 21, 2015, Ascena issued a press release announcing the completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

The financial statements required by this Item with respect to ANN are incorporated herein by reference to the financial statements contained in pages 40 through 69 of the Annual Report on Form 10-K for the fiscal year ended January 31, 2015 filed by ANN on March 13, 2015 and pages 5 through 15 of the Quarterly Report on Form 10-Q for the quarter ended May 2, 2015 filed by ANN on May 22, 2015.

(b)	Pro forma financial information.

The pro forma financial information required by this Item is incorporated herein by reference to the pro forma financial information contained in pages 115 through 129 of the definitive proxy statement/prospectus filed by Ascena on July 20, 2015.

(d)	Exhibits.

Exhibit No	Description

23.1	Consent of Deloitte & Touche LLP.

99.1	Press Release, dated August 21, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENA RETAIL GROUP, INC.

Date: August 21, 2015	By:	/s/ Ernest LaPorte
	Name:	Ernest LaPorte
	Title:	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No	Description

23.1	Consent of Deloitte & Touche LLP.

99.1	Press Release, dated August 21, 2015.